Commitment, Contingencies, and Leases - Schedule of Unconditional Purchase Obligations (Detail) $ in Thousands	Dec. 31, 2019 USD ($)
Commitments Contingencies And Leases [Abstract]
2020	$ 2,603
2021	6,587
2022	4,333
Total	$ 13,523